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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  March 22, 2001


                          DYNACQ INTERNATIONAL, INC.

(State or other jurisdiction      (Commission        (IRS Employer
      of incorporation)           File Number)   Identification Number)

         Nevada                     0-20554           76-0375477


(Address of principal executive office)               (Zip Code)

10304 I-10 East, Suite 369, Houston, Texas              77029


Registrant's telephone number, including area code (713)673-6432
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Item 5. Other Events.

     On March 22, 2001 Dynacq International, Inc. ("the Company") through its wholly owned subsidiary, Vista Surgical Center West, L.L.C. ("Vista West") acquired all the fixed assets include accounts receivable, equipments, furniture and fixtures and leasehold improvements of Piney Point Surgical Center, an ambulatory surgery center located in west Houston from seller for cash with no debt incurred. Vista West also executed a Sub-Sublease Agreement with sublessor commencing March 22, 2001 and ending at 11:59 p.m. on May 14, 2008.

       Exhibit
       (1) Press release.



                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Dynacq International, Inc.
                                          (Registrant)

                                          /s/ Philip Chan
Date :  April 6, 2001                     --------------------------------------
                                          Philip Chan
                                          Chief Financial Officer,
                                          Vice President and Director